EXCHANGE TRADED CONCEPTS TRUST

HULL TACTICAL US etf

NYSE Arca Ticker: HTUS

Supplement dated February 23, 2023 to the currently effective Prospectus and Statement of Additional Information (the “SAI”)

This supplement provides new and additional information beyond that contained in the Prospectus and SAI for the Hull Tactical US ETF (the “Fund”) and should be read in conjunction with those documents.

The Board of Trustees of Exchange Traded Concepts Trust has approved the proposed reorganization of the Fund into a newly created series of Capitol Series Trust (the “Acquiring Fund”). The proposed reorganization is subject to certain conditions including approval by shareholders of the Fund.

The Acquiring Fund will have the same investment objective, principal investment strategies, and principal risks as the Fund. Exchange Traded Concepts, LLC serves as the Fund’s investment adviser and HTAA LLC serves as the Fund’s sub-adviser. HTAA LLC will serve as the Acquiring Fund’s investment adviser and the Acquiring Fund will not have a sub-adviser. The management fee and expense ratio of the Acquiring Fund are expected to be the same as those of the Fund.

The proposed reorganization will occur by transferring all of the assets and liabilities of the Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund. As a result, shareholders of the Fund will become shareholders of the Acquiring Fund and will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value of their shares of the Fund held immediately prior to the reorganization. The proposed reorganization is expected to be a tax-free transaction for federal income tax purposes.

Shareholders of record of the Fund will receive proxy materials soliciting their vote with respect to the proposed reorganization. If approved by shareholders, the reorganization is expected to occur during the second quarter of 2023. Until the reorganization is complete, Exchange Traded Concepts, LLC and HTAA LLC will continue to manage the Fund in the ordinary course of business and shares of the Fund will continue to trade on the NYSE Arca, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.